EXHIBIT N-2

TEXT OF FUNDAMENTAL INVESTMENT RESTRICTIONS RECOMMENDED TO BE ELIMINATED
AS DESCRIBED IN PROPOSAL 5

Mortgaging, Pledging or Hypothecating
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Mortgage or pledge any of its assets, except that borrowing for temporary or emergency purposes may be made in the amount up to 5% of the total asset value.	Franklin California Tax-Free Income Fund, Inc., Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund
Mortgage or pledge any of its assets, except it may pledge its assets in connection with [permissible] borrowings.	Franklin Blue Chip Fund
Mortgage or pledge any of its assets, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.	Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Cash Reserves Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, (IFT) Money Market Portfolio, (TMMP) The Money Market Portfolio, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, Franklin Templeton Money Fund
Mortgage or pledge any of the assets of the Fund, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.	Franklin Adjustable U.S. Government Securities Fund, Franklin Strategic Mortgage Portfolio
Mortgage or pledge any of its assets, except in the form of reverse repurchase agreements or from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.	Franklin Global Communications Fund, Franklin Natural Resources Fund
Mortgage or pledge any of its assets, except it may pledge its assets in connection with [permissible] borrowings.	Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund

N-2-1

Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.	Franklin Templeton Hard Currency Fund
Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.	Franklin Balance Sheet Investment Fund
Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings to meet redemption requests or for temporary or emergency purposes and permissible options, short selling or other hedging transactions.	Franklin MicroCap Value Fund
Pledge or hypothecate any of the Fund’s assets.	Franklin High Income Fund
Pledge or hypothecate any of the Fund’s assets; except that the Fund may enter into financial futures and options on financial futures as discussed.	Franklin Strategic Income Fund

Purchasing Securities on Margin and Engaging in Short Sales
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Buy any securities on “margin” or sell any securities “short.”	Franklin California Tax-Free Income Fund, Inc., Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Adjustable U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund
Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.	Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund,

N-2-2

Franklin High Yield Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Templeton Money Fund, (IFT) Money Market Portfolio, (TMMP) The Money Market Portfolio, Franklin Cash Reserves Fund
Except as may be described in the prospectus, engage in short sales, purchase securities on margin or maintain a net short position. [The term prospectus as referenced in this restriction includes the Fund’s SAI.]	Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund
Buy any securities on “margin” or sell any securities “short,” except for any delayed-delivery or when-issued securities as described in the prospectus.	Franklin Strategic Mortgage Portfolio
Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes).	Franklin Natural Resources Fund
Sell securities short or buy on margin.	Franklin Strategic Income Fund
Sell securities short or buy securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin hereunder.	Franklin Templeton Hard Currency Fund
Engage in the short sales of securities, except short sales “against the box,” if the cash or securities deposited in the segregated account with the Fund’s custodian to collateralize its short positions in the aggregate exceed 25% of the Fund’s net assets.

Purchase securities on margin. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)	Franklin Balance Sheet Investment Fund
Purchase on margin or sell short (but a Fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).	Foreign Equity Series, Emerging Markets Series
Sell securities short or buy on margin.	Franklin High Income Fund
Maintain a margin account with a securities dealer.

Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). (Although the Fund may engage in short sales if it owns securities equivalent in kind and amount to the securities sold short, the Fund does not currently intend to employ this investment technique.)	Franklin Real Estate Securities Fund
Maintain a margin account with a securities dealer.

Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes).	Franklin Flex Cap Growth Fund

N-2-3

Maintain a margin account with a securities dealer.

Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique.	Franklin Global Communications Fund, Franklin Global Health Care Fund, Franklin Small-Mid Cap Growth Fund
Maintain a margin account with a securities dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold.	Templeton Foreign Smaller Companies Fund
Purchase securities on margin. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)	Franklin MicroCap Value Fund
Investments in Restricted or Illiquid Securities
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Invest more than 15% of its assets in illiquid securities.	Franklin Biotechnology Discovery Fund
Invest more than 5% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, if more than 15% of the Fund’s total assets would be invested in such companies.	Franklin Global Communications Fund

Invest more than 5% of its assets in illiquid securities with legal or contractual restrictions on resale (although the Fund may invest in Rule 144A restricted securities to the full extent permitted under the federal securities laws); except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

Franklin Natural Resources Fund
Invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable.	Franklin Flex Cap Growth Fund

Invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable.

Franklin Small-Mid Cap Growth Fund, Franklin Global Health Care Fund
Invest more than 10% of its assets in securities with legal or contractual restrictions on resale.	Franklin New York Tax-Exempt Money Fund
Purchase securities in private placements or in other transactions for which there are legal or contractual restrictions on resale.

Franklin California Tax-Free Income Fund, Inc., Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Florida Insured Tax-Free Income Fund

N-2-4

Purchase securities in private placements or in other transactions, for which there are legal or contractual restrictions on resale and which are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such securities or repurchase agreements, except that, to the extent this restriction is applicable, the Fund may purchase, in private placements, shares of another registered investment company having the same investment objective and policies as the Fund.	Franklin Cash Reserves Fund, (IFT) Money Market Portfolio
Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale and are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such securities or repurchase agreements.	(TMMP) The Money Market Portfolio
Purchase securities in private placements or in other transactions, for which there are legal or contractual restrictions on resale, except that, to the extent this restriction is applicable, the Fund may purchase, in private placements shares of another registered investment company having the same investment objective and policies as the Fund.	Franklin Templeton Money Fund
Emerging Markets may invest up to 15% of its net assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the Fund.	Emerging Markets Series

Invest more than 10% of the value of its total assets in illiquid securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

Franklin Real Estate Securities Fund

Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the Fund only after registration under the Securities Act of 1933, as amended (1933 Act), if as a result more than 10% of its net assets would be invested in such illiquid securities.

Templeton Foreign Smaller Companies Fund

Purchase or hold the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund’s total assets would be invested in securities that are subject to legal or contractual restrictions on resale (restricted securities), in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days.

Franklin Balance Sheet Investment Fund

N-2-5

Invest to Exercise Control
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Invest in companies for the purpose of exercising control or management.

Franklin California Tax-Free Income Fund, Inc., Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin High Income Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Strategic Mortgage Portfolio, Franklin California High Yield Municipal Fund

Invest in any issuer for purposes of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.	Franklin Adjustable U.S. Government Securities Fund, Franklin Real Estate Securities Fund, Franklin Templeton Money Fund, (IFT) Money Market Portfolio, Franklin Cash Reserves Fund

Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

Franklin Tennessee Municipal Bond Fund
Invest in securities for the purpose of exercising management or control of the issuer.

Franklin Flex Cap Growth Fund, Franklin Small-Mid Cap Growth Fund, Franklin Biotechnology Discovery Fund, Franklin Global Health Care Fund, Franklin Global Communications Fund, Templeton Foreign Smaller Companies Fund

Invest in securities for the purpose of exercising management or control of the issuer; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

Franklin Natural Resources Fund, Franklin MicroCap Value Fund

N-2-6

Invest in securities for the purpose of exercising management or control of the issuer, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund.	Franklin Strategic Income Fund
Invest in companies for the purpose of exercising control.	Franklin Templeton Hard Currency Fund
Invest in any issuer for purposes of exercising control or management.	Franklin Balance Sheet Investment Fund, (TMMP) The Money Market Portfolio

Investments in Other Investment Companies
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Invest in the securities of other investment companies, except to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom, including any exemption permitting the Fund to invest in shares of one or more money market funds managed by the manager or its affiliates, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition.	Templeton Foreign Smaller Companies Fund
Invest in other open-end investment companies except as permitted by the 1940 Act.	Foreign Equity Series, Emerging Markets Series
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin California Tax Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund’s shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund’s total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.	Franklin California Tax-Free Income Fund, Inc., Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund
Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin Tax Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund’s shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund’s total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.	Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund

N-2-7

Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund’s shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market Fund do not exceed (A) the greater of (i) 5% of each Fund’s total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.	Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.	Franklin Templeton Money Fund, Franklin Cash Reserves Fund
Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund’s shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund’s total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.	Franklin High Income Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund or except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market fund in Franklin Templeton Investments provided (i) the purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, (ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund’s shares (as determined under Rule 12b-1 under federal securities laws), and (iii) aggregate investments by the Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund’s total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.	Franklin Adjustable U.S. Government Securities Fund

N-2-8

Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, provided that, in the case of the Tennessee Fund, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, as amended, the Fund may invest in shares of one or more money market funds managed by the Fund’s investment manager or its affiliates.	Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax exempt money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund’s shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund’s total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.	Franklin New York Tax-Free Income Fund
Buy securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, except that the Intermediate Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc., to the extent permitted by exemptions granted under the Investment Company Act of 1940, and except to the extent the Insured Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund’s shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Insured Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund’s total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.	Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, which allows the Fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.	Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund

N-2-9

Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, the Federal Intermediate-Term Fund may invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.	Franklin Federal Intermediate-Term Tax-Free Income Fund
Invest in the securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or other applicable state law, and except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.	Franklin Real Estate Securities Fund, Franklin Strategic Mortgage Portfolio
Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate i) more than 3% of the issuer’s outstanding voting stock, ii) more than 5% of the Fund’s total assets and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund’s total assets. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.	Franklin Small-Mid Cap Growth Fund, Franklin Global Communications Fund, Franklin Natural Resources Fund, Franklin Flex Cap Growth Fund
Invest in the securities of other investment companies, except in accordance with the federal securities laws. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. (Advisers) or its affiliates.	Franklin Biotechnology Discovery Fund
Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate (i) more than 3% of the issuer’s outstanding voting stock, (ii) more than 5% of the Fund’s total assets and (iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund’s total assets. The Fund may invest in shares of one or more money market funds managed by Advisers or its affiliates consistent with the terms of the exemptive order issued by the SEC.	Franklin Global Health Care Fund

N-2-10

Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.	Franklin Strategic Income Fund
Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.	Franklin Templeton Hard Currency Fund
Invest in the stock of any investment company if a purchase of such stock would result in the Fund and affiliates of the Fund owning together more than 3% of the total outstanding stock of such investment company.	Franklin Balance Sheet Investment Fund
Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or except further that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. Pursuant to available exemptions from the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Advisory Services or its affiliates.	Franklin MicroCap Value Fund
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.	(TMMP) The Money Market Portfolio
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.	(IFT) Money Market Portfolio

N-2-11

Management Ownership of Securities
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, trustees, or investment manager [administrator4] own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities; except that, in the case of Franklin Tennessee Municipal Bond Fund, to the extent this restriction is applicable, all or substantially all of the assets of such Fund may be invested in another registered investment company having the same investment goal and policies as the Fund, or except as permitted under its investment restriction regarding the purchase of shares of money market funds managed by the Fund’s investment manager or its affiliates.	Franklin California Tax-Free Income Fund, Inc., Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Adjustable U.S. Government Securities Fund, Franklin Strategic Mortgage Portfolio, Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Templeton Money Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, (TMMP) The Money Market Portfolio, (IFT) Money Market Portfolio, Franklin Cash Reserves Fund
Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.	Franklin High Income Fund

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[4]	With respect to Franklin Strategic Mortgage Portfolio only.

N-2-12

Purchase or retain securities of any issuer if, to the knowledge of the Fund, one or more of the officers or trustees of the Fund, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, with respect to Franklin Real Estate Securities Fund and Franklin Strategic Income Fund, to the extent this restriction is applicable, all or substantially all of the assets of such Fund may be invested in another registered investment company having the same investment goal and policies as the Fund, or except as permitted under its investment restriction regarding the purchase of shares of money market funds managed by the manager or its affiliates.	Franklin Real Estate Securities Fund, Franklin Small-Mid Cap Growth Fund, Franklin Global Health Care Fund, Franklin Global Communications Fund, Franklin Natural Resources Fund, Franklin Strategic Income Fund, Franklin Flex Cap Growth Fund
Purchase or retain in the Fund’s portfolio any security if any officer, trustee or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment advisor and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.	Templeton Foreign Smaller Companies Fund
Invest in securities of any company if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the investment advisor owns more than 0.5% of the outstanding securities of such company and such officers, directors and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company.	Franklin Balance Sheet Investment Fund
Invest in securities of any issuer if any officer, director or trustee of the Fund or the investment advisor owns beneficially more than one-half of 1% of the outstanding securities of such issuer and all such officers, directors and trustees together own beneficially more than 5% of such securities.	Franklin MicroCap Value Fund
Purchase or retain securities of any company in which directors or officers of Templeton Institutional Funds, Inc. or a Fund’s manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.	Foreign Equity Series, Emerging Markets Series

Principal Transactions with Management
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Purchase from or sell to the Fund’s officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission.	Franklin California Tax-Free Income Fund, Inc., Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Adjustable U.S. Government Securities Fund, Franklin Flex Cap Growth Fund, Franklin Strategic Mortgage Portfolio, Franklin Real Estate Securities Fund, Franklin Small-Mid Cap Growth Fund, Franklin Global Health Care Fund, Franklin Global Communications Fund, Franklin Natural Resources Fund, Franklin Strategic Income Fund, Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund

N-2-13

Purchase securities from or sell to the Fund’s officers and trustees, or any firm of which any officer or trustee is a member, as principal.	Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Templeton Money Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, (IFT) Money Market Portfolio, (TMMP) The Money Market Portfolio, Franklin Cash Reserves Fund

Writing/Purchasing Put and Call Options
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Invest in excess of 5% of its total assets in options unrelated to the Fund’s transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.	Franklin Flex Cap Growth Fund, Franklin Small-Mid Cap Growth Fund, Franklin Global Communications Fund, Franklin Global Health Care Fund, Franklin Real Estate Securities Fund
Invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.	Franklin Balance Sheet Investment Fund
Invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.	Franklin MicroCap Value Fund
Invest in puts, calls, straddles, spreads or any combination thereof. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.	Franklin California Tax-Free Income Fund, Inc., Franklin New York Tax-Free Income Fund, Franklin U.S. Government Securities Fund

N-2-14

Invest in puts, calls, straddles, spreads, or any combination thereof, except that it may purchase, hold, and dispose of “obligations with puts attached” in accordance with its investment policies.	Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Cash Reserves Fund
Invest in puts, calls, straddles, spreads or any combination thereof. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written.	Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund
Invest in puts, calls, straddles, spreads, or any combination thereof, except that it may purchase, hold, and dispose of “obligations with puts attached” or write covered call options in accordance with its stated investment policies.	(IFT) Money Market Portfolio, (TMMP) The Money Market Portfolio, Franklin Templeton Money Fund
Invest in puts, calls, straddles, spreads or any combination thereof; however, Franklin Equity Income Fund may write call options which are listed for trading on a national securities exchange and purchase put options on securities in its portfolio. Franklin Equity Income Fund may also purchase call options to the extent necessary to cancel call options previously written and may purchase listed call options provided that the value of the call options purchased will not exceed 5% of the Fund’s net assets. Franklin Equity Income Fund may also purchase call and put options on stock indices for defensive hedging purposes. (Franklin Equity Income Fund will comply with the California Corporate Securities Rules as they pertain to prohibited investments.) At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by Franklin Limited Maturity U.S. Government Securities Fund and, therefore, there are no option transactions available for that Fund.	Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund
Invest in puts, calls, straddles, spreads or any combination thereof.	Franklin Adjustable U.S. Government Securities Fund, Franklin Strategic Mortgage Portfolio
Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund may buy, hold, and dispose of puts on municipal securities in accordance with its investment policies.	Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund

N-2-15

Investing in Oil, Gas or Mineral Interests
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Lease or acquire any interests, including interest issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs.	Franklin Flex Cap Growth Fund, Franklin Small-Mid Cap Growth Fund, Franklin Global Communications Fund, Franklin Global Health Care Fund, Franklin Real Estate Securities Fund
Invest in leases with respect to any oil, gas or other mineral exploration or development programs.	Templeton Foreign Smaller Companies Fund
Buy or sell interests in oil, gas or mineral exploration or development programs or leases. (Does not preclude investments in marketable securities of issuers engaged in such activities.)	Franklin Balance Sheet Investment Fund
Invest directly in interests in oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in such activities.	Franklin MicroCap Value Fund, Franklin Blue Chip Fund, Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund, Franklin Small Cap Value Fund
Buy or sell oil and gas interests.	Franklin Templeton Hard Currency Fund
Invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs.	Foreign Equity Series, Emerging Markets Series
Invest in interests in oil, gas, or other mineral exploration or development programs.	Franklin California Tax-Free Income Fund, Inc., Franklin New York Tax-Free Income Fund, Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, (TMMP) The Money Market Portfolio, Franklin Cash Reserves Fund, Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin Equity Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Templeton Money Fund, (IFT) Money Market Portfolio, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Adjustable U.S. Government Securities Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, Franklin Strategic Mortgage Portfolio

N-2-16

Purchase or sell oil and gas interests. Debt or equity securities issued by companies engaged in the oil or gas businesses are not considered oil or gas interests for purposes of this restriction.	Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund
Invest directly in interests in oil, gas or other mineral leases, exploration or development programs.	Franklin Natural Resources Fund
Unseasoned Issuers
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.	Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund
Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund.	Franklin Adjustable U.S. Government Securities Fund
Invest in securities which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the Fund’s total assets would be invested in such companies except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. (This limitation does not apply to issuers of real estate investment trusts.)	Franklin Real Estate Securities Fund
Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor. (This limitation does not apply to issuers of collateralized mortgage obligations.)	Franklin Strategic Mortgage Portfolio
Invest more than 10% of its assets in securities of companies which have a record of less than three years continuous operation, including the operations of any predecessor companies.	Franklin Global Communications Fund
Invest more than 10% of its assets in securities of companies which have a record of less than three years continuous operation, including the operations of any predecessor companies; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.	Franklin Natural Resources Fund
Buy the securities of any issuer having less than three years’ continuous operations (or any predecessors) if such purchase would cause the value of the Fund’s investments in all such issuers to exceed 5% of the value of its total assets.	Franklin Templeton Hard Currency Fund
Invest more than 5% of total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies.	Templeton Foreign Smaller Companies Fund

N-2-17

Invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for less than three years, except that this policy is inapplicable to the extent all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.	(IFT) Money Market Portfolio
Invest more than 5% of the value of the Fund’s total assets in securities of issuers which have been in continuous operation less than three years.	Foreign Equity Series, Emerging Markets Series
Invest more than 10% of its assets in securities which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the Fund’s total assets would be invested in such companies.	Franklin Flex Cap Growth Fund
Invest more than 10% of its assets in securities which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund’s total assets would be invested in such companies.	Franklin Global Health Care Fund, Franklin Small-Mid Cap Growth Fund
Investing in Warrants
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund’s net assets. No more than 2% of the value of the Fund’s net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.	Franklin Balance Sheet Investment Fund
Invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund’s net assets. No more than 2% of the value of the Fund’s net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.	Franklin MicroCap Value Fund
Invest more than 5% of its total assets in warrants, whether or not listed on the New York Stock Exchange (NYSE) or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction.	Foreign Equity Series, Emerging Markets Series
Joint Trading Accounts
Fundamental Investment Restriction Recommended to be Eliminated (The Fund may not…)	Fund
Participate on a joint or a joint and several basis in any trading account in securities.	Foreign Equity Series, Emerging Markets Series

N-2-18